EXHIBIT 21

REGISTRANT’S SUBSIDIARIES

DECEMBER 31, 2013

Corporations and Limited Liability Companies

Cornerstone Insurance Company, a Cayman Islands corporation

Kindred Healthcare Operating, Inc., a Delaware corporation

Homestead Health and Rehabilitation Center, L.L.C., a Delaware limited liability company

Kindred Development 27, L.L.C., a Delaware limited liability company

Kindred Development 29, L.L.C., a Delaware limited liability company

Kindred Hospitals East, L.L.C., a Delaware limited liability company

Goddard Nursing, L.L.C., a Delaware limited liability company

Kindred Braintree Hospital, L.L.C., a Delaware limited liability company

Kindred Hospital Palm Beach, L.L.C., a Delaware limited liability company

Kindred Hospital-Pittsburgh-North Shore, L.L.C., a Delaware limited liability company

Kindred Hospital-Springfield, L.L.C., a Delaware limited liability company

Kindred Hospital-Toledo, L.L.C., a Delaware limited liability company

Kindred Development 15, L.L.C., a Delaware limited liability company

Kindred Development 17, L.L.C., a Delaware limited liability company

Springfield Park View Hospital, L.L.C., a Delaware limited liability company

Kindred Hospitals West, L.L.C., a Delaware limited liability company

Kindred Nursing Centers East, L.L.C., a Delaware limited liability company

Avery Manor Nursing, L.L.C., a Delaware limited liability company

Braintree Nursing, L.L.C., a Delaware limited liability company

Country Estates Nursing, L.L.C., a Delaware limited liability company

Forestview Nursing, L.L.C., a Delaware limited liability company

Greens Nursing and Assisted Living, L.L.C., a Delaware limited liability company

Harborlights Nursing, L.L.C., a Delaware limited liability company

Highgate Nursing, L.L.C., a Delaware limited liability company

Highlander Nursing, L.L.C., a Delaware limited liability company

Kindred Development Holdings 3, L.L.C., a Delaware limited liability company

Kindred Development Holdings 5, L.L.C., a Delaware limited liability company

Kindred Development 7, L.L.C., a Delaware limited liability company

Kindred Development 8, L.L.C., a Delaware limited liability company

Kindred Development 9, L.L.C., a Delaware limited liability company

Kindred Development 10, L.L.C., a Delaware limited liability company

Kindred Development 11, L.L.C., a Delaware limited liability company

Kindred Development 12, L.L.C., a Delaware limited liability company

Kindred Development 13, L.L.C., a Delaware limited liability company

Laurel Lake Health and Rehabilitation, L.L.C., a Delaware limited liability company

Massachusetts Assisted Living, L.L.C., a Delaware limited liability company

Meadows Nursing, L.L.C., a Delaware limited liability company

Tower Hill Nursing, L.L.C., a Delaware limited liability company

Kindred Nursing Centers West, L.L.C., a Delaware limited liability company

Kindred Development 4, L.L.C., a Delaware limited liability company

Maine Assisted Living, L.L.C., a Delaware limited liability company

California Nursing Centers, L.L.C., a Delaware limited liability company

Bayberry Care Center, L.L.C., a Delaware limited liability company

Care Center of Rossmoor, L.L.C., a Delaware limited liability company

Greenbrae Care Center, L.L.C., a Delaware limited liability company

Medical Hill Rehab Center, L.L.C., a Delaware limited liability company

Pacific Coast Care Center, L.L.C., a Delaware limited liability company

Siena Care Center, L.L.C., a Delaware limited liability company

Smith Ranch Care Center, L.L.C., a Delaware limited liability company

Ygnacio Valley Care Center, L.L.C., a Delaware limited liability company

Kindred Nursing Centers South, L.L.C., a Delaware limited liability company

Kindred Nursing Centers North, L.L.C., a Delaware limited liability company

Kindred Nevada, L.L.C., a Delaware limited liability company

Kindred Systems, Inc., a Delaware corporation

Kindred Healthcare Services, Inc., a Delaware corporation

Ledgewood Health Care Corporation, a Massachusetts corporation

Kindred Rehab Services, Inc., a Delaware corporation

Rehab Staffing, L.L.C., a Delaware limited liability company

NRP Holdings Company, a Delaware corporation

Rehab Insurance Corporation, a Delaware corporation

TherEx, Inc., a Delaware corporation

The Therapy Group, Inc., a Louisiana corporation

Peoplefirst Virginia, L.L.C., a Delaware limited liability company

Kindred Hospice Services, L.L.C., a Delaware limited liability company

PeopleFirst HomeCare & Hospice of California, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare & Hospice of Colorado, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare of Colorado, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare & Hospice of Indiana, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare & Hospice of Massachusetts, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare & Hospice of Ohio, L.L.C., a Delaware limited liability company

Peoplefirst HomeCare & Hospice of Utah, L.L.C., a Delaware limited liability company

PF Development 15, L.L.C., a Delaware limited liability company

PF Development 5, L.L.C., a Delaware limited liability company

PF Development 6, L.L.C., a Delaware limited liability company

PF Development 7, L.L.C., a Delaware limited liability company

PF Development 8, L.L.C., a Delaware limited liability company

PF Development 9, L.L.C., a Delaware limited liability company

IntegraCare Holdings, Inc., a Delaware corporation

Aberdeen Holdings, Inc., a Texas corporation

IntegraCare Home Health Services, Inc., a Texas corporation

IntegraCare of Texas, LLC, a Texas limited liability company

GBA Holdings, Inc., a Texas corporation

Focus Care Health Resources, Inc., a Texas corporation

IntegraCare Intermediate Holdings, Inc., a Delaware corporation

Able Home Healthcare, Inc., a Texas corporation

Compass Hospice, Inc., a Texas corporation

GBA West, LLC, a Texas limited liability company

IntegraCare of Olney Home Health, LLC, a Texas limited liability company

IntegraCare of Athens-Home Health, LLC, a Texas limited liability company

IntegraCare of Athens-Hospice, LLC, a Texas limited liability company

IntegraCare of Albany, LLC, a Texas limited liability company

IntegraCare of Granbury, LLC, a Texas limited liability company

Home Health of Rural Texas, Inc., a Texas corporation

Trinity Hospice of Texas, LLC, a Texas limited liability company

IntegraCare of Abilene, LLC, a Texas limited liability company

IntegraCare Hospice of Abilene, LLC, a Texas limited liability company

IntegraCare of Littlefield, LLC, a Texas limited liability company

IntegraCare of Wichita Falls, LLC, a Texas limited liability company

IntegraCare of West Texas Home Health, LLC, a Texas limited liability company

IntegraCare of West Texas-Hospice, LLC, a Texas limited liability company

Texas Health Management Group, LLC, a Texas limited liability company

Vernon Home Health Care Agency, LLC, a Texas limited liability company

Wellstream Health Services, LLC, a Texas limited liability company

West Texas, LLC, a Texas limited liability company

Outreach Health Services of the Panhandle, LLC, a Texas limited liability company

BWB Sunbelt Home Health Services, LLC, a Texas limited liability company

Outreach Health Services of North Texas, LLC, a Texas limited liability company

North West Texas Home Health Services, LLC, a Texas limited liability company

PF Development 10, L.L.C., a Delaware limited liability company

Professional Healthcare, LLC, a Delaware limited liability company

NP Plus, LLC, a Delaware limited liability company

Haven Health, LLC, a Delaware limited liability company

PHH Acquisition Corp., a Delaware corporation

Pacific West Home Care, LLC, a Delaware limited liability company

Professional Healthcare at Home, LLC, a California limited liability company

Home Health Services, Inc., a Utah corporation

Southern Utah Home Health, Inc., a Utah corporation

Southern Nevada Home Health Care, Inc., a Nevada corporation

Central Arizona Home Health Care, Inc., an Arizona corporation

Southern Utah Home Oxygen and Medical Equipment, Inc., a Utah corporation

HHS Healthcare Corp., a Delaware corporation

PF Development 16, L.L.C., a Delaware limited liability company

PF Development 17, L.L.C., a Delaware limited liability company

PF Development 18, L.L.C., a Delaware limited liability company

PF Development 19, L.L.C., a Delaware limited liability company

DH/KND, L.L.C., a Delaware limited liability company

Community Home Health, L.L.C., a Delaware limited liability company

PF Development 20, L.L.C., a Delaware limited liability company

PF Development 21, L.L.C., a Delaware limited liability company

SHC Holding, Inc., a Delaware corporation

SHC Rehab, Inc., a Florida corporation

Senior Home Care, Inc., a Florida corporation

HomeCare Holdings, Inc., a Florida corporation

Med-Tech Services of Dade, Inc., a Florida corporation

Med-Tech Private Care, Inc., a Florida corporation

Advanced Oncology Services, Inc., a Florida corporation

Med. Tech. Services of South Florida, Inc., a Florida corporation

Med- Tech Services of Palm Beach, Inc., a Florida corporation

Synergy, Inc., a Louisiana corporation

Synergy Home Care – Capitol Region, Inc., a Louisiana corporation

Synergy Home Care – Northeastern Region, Inc., a Louisiana corporation

Synergy Home Care – Acadiana Region, Inc., a Louisiana corporation

Synergy Home Care – Southeastern Region, Inc., a Louisiana corporation

Synergy Home Care – Central Region, Inc., a Louisiana corporation

Synergy Home Care – Northwestern Region, Inc., a Louisiana corporation

Synergy Home Care – Northshore Region, Inc., a Louisiana corporation

Synergy Health Care Group, Inc., a Louisiana corporation

PF Development 22, L.L.C., a Delaware limited liability company

Mills Medical Practices, LLC, an Ohio limited liability company

PF Development 23, L.L.C., a Delaware limited liability company

KAH Development 1, L.L.C., a Delaware limited liability company

KAH Development 2, L.L.C., a Delaware limited liability company

KAH Development 3, L.L.C., a Delaware limited liability company

KAH Development 4, L.L.C., a Delaware limited liability company

KAH Development 5, L.L.C., a Delaware limited liability company

KAH Development 6, L.L.C., a Delaware limited liability company

KAH Development 7, L.L.C., a Delaware limited liability company

KAH Development 8, L.L.C., a Delaware limited liability company

KAH Development 9, L.L.C., a Delaware limited liability company

KAH Development 10, L.L.C., a Delaware limited liability company

KAH Development 11, L.L.C., a Delaware limited liability company

KAH Development 12, L.L.C., a Delaware limited liability company

KAH Development 13, L.L.C., a Delaware limited liability company

KAH Development 14, L.L.C., a Delaware limited liability company

KAH Development 15, L.L.C., a Delaware limited liability company

RehabCare Development 1, L.L.C., a Delaware limited liability company

RehabCare Development 2, L.L.C., a Delaware limited liability company

RehabCare Development 3, L.L.C., a Delaware limited liability company

RehabCare Development 4, L.L.C., a Delaware limited liability company

RehabCare Development 5, L.L.C., a Delaware limited liability company

KND Development 50, L.L.C., a Delaware limited liability company

KND Development 51, L.L.C., a Delaware limited liability company

KND Development 52, L.L.C., a Delaware limited liability company

KND Development 53, L.L.C., a Delaware limited liability company

KND Development 54, L.L.C., a Delaware limited liability company

KND Development 55, L.L.C., a Delaware limited liability company

KND Development 56, L.L.C., a Delaware limited liability company

Palomar / Kindred, LLC, a Delaware limited liability company

Palomar Long Term Acute Care Pavilion, LLC, a Delaware limited liability company

Palomar Health Rehabilitation Institute, LLC, a Delaware limited liability company

KND Development 57, L.L.C., a Delaware limited liability company

KND Development 58, L.L.C., a Delaware limited liability company

KND Development 59, L.L.C., a Delaware limited liability company

KND Development 60, L.L.C., a Delaware limited liability company

KND Development 61, L.L.C., a Delaware limited liability company

KND Development 62, L.L.C., a Delaware limited liability company

KND Development 63, L.L.C., a Delaware limited liability company

KND Real Estate Holdings, L.L.C., a Delaware limited liability company

KND Hospital Real Estate Holdings, L.L.C., a Delaware limited liability company

KND Real Estate 8, L.L.C., a Delaware limited liability company

KND Real Estate 9, L.L.C., a Delaware limited liability company

KND Real Estate 14, L.L.C., a Delaware limited liability company

KND Real Estate 20, L.L.C., a Delaware limited liability company

KND Real Estate 21, L.L.C., a Delaware limited liability company

KND Real Estate 22, L.L.C., a Delaware limited liability company

KND Real Estate 23, L.L.C., a Delaware limited liability company

KND Real Estate 24, L.L.C., a Delaware limited liability company

KND Real Estate 25, L.L.C., a Delaware limited liability company

KND Real Estate 26, L.L.C., a Delaware limited liability company

KND Real Estate 27, L.L.C., a Delaware limited liability company

KND Real Estate 28, L.L.C., a Delaware limited liability company

KND Real Estate 29, L.L.C., a Delaware limited liability company

KND Real Estate 30, L.L.C., a Delaware limited liability company

KND Real Estate 31, L.L.C., a Delaware limited liability company

KND Real Estate 32, L.L.C., a Delaware limited liability company

KND Real Estate 46, L.L.C., a Delaware limited liability company

KND Real Estate 47, L.L.C., a Delaware limited liability company

KND SNF Real Estate Holdings, L.L.C., a Delaware limited liability company

KND Real Estate 1, L.L.C., a Delaware limited liability company

KND Real Estate 2, L.L.C., a Delaware limited liability company

KND Real Estate 3, L.L.C., a Delaware limited liability company

KND Real Estate 4, L.L.C., a Delaware limited liability company

KND Real Estate 5, L.L.C., a Delaware limited liability company

KND Real Estate 6, L.L.C., a Delaware limited liability company

KND Real Estate 7, L.L.C., a Delaware limited liability company

KND Real Estate 10, L.L.C., a Delaware limited liability company

KND Real Estate 11, L.L.C., a Delaware limited liability company

KND Real Estate 12, L.L.C., a Delaware limited liability company

KND Real Estate 13, L.L.C., a Delaware limited liability company

KND Real Estate 15, L.L.C., a Delaware limited liability company

KND Real Estate 16, L.L.C., a Delaware limited liability company

KND Real Estate 17, L.L.C., a Delaware limited liability company

KND Real Estate 18, L.L.C., a Delaware limited liability company

KND Real Estate 19, L.L.C., a Delaware limited liability company

KND Real Estate 33, L.L.C., a Delaware limited liability company

KND Real Estate 34, L.L.C., a Delaware limited liability company

KND Real Estate 35, L.L.C., a Delaware limited liability company

KND Real Estate 36, L.L.C., a Delaware limited liability company

KND Real Estate 37, L.L.C., a Delaware limited liability company

KND Real Estate 38, L.L.C., a Delaware limited liability company

KND Real Estate 39, L.L.C., a Delaware limited liability company

KND Real Estate 40, L.L.C., a Delaware limited liability company

KND Real Estate 48, L.L.C., a Delaware limited liability company

KND Real Estate 49, L.L.C., a Delaware limited liability company

KND Rehab Real Estate Holdings, L.L.C., a Delaware limited liability company

KND Real Estate 41, L.L.C., a Delaware limited liability company

KND Real Estate 42, L.L.C., a Delaware limited liability company

KND Real Estate 43, L.L.C., a Delaware limited liability company

KND Real Estate 44, L.L.C., a Delaware limited liability company

KND Real Estate 45, L.L.C., a Delaware limited liability company

KND Real Estate 50, L.L.C., a Delaware limited liability company

KND Real Estate 51, L.L.C., a Delaware limited liability company

Helian Health Group, Inc., a Delaware corporation

Helian ASC of Northridge, Inc., a California corporation

MedEquities, Inc., a California corporation

Lafayette Health Care Center, Inc., a Georgia corporation

PersonaCare of Connecticut, Inc., a Connecticut corporation

Courtland Gardens Health Center, Inc., a Connecticut corporation

PersonaCare of Huntsville, Inc., a Delaware corporation

PersonaCare of Ohio, Inc., a Delaware corporation

PersonaCare of Reading, Inc., a Delaware corporation

PersonaCare of Wisconsin, Inc., a Delaware corporation

PF Development 26, L.L.C., a Delaware limited liability company

PF Development 27, L.L.C., a Delaware limited liability company

RehabCare Group, Inc., a Delaware corporation

RehabCare Group Management Services, Inc., a Delaware corporation

Salt Lake Physical Therapy Associates, Inc., a Utah corporation

RehabCare Group East, Inc., a Delaware corporation

RehabCare Group of Texas, LLC, a Texas limited liability company

RehabCare Group of California, LLC, a Delaware limited liability company

American VitalCare, LLC, a California limited liability company

Symphony Health Services, LLC, a Delaware limited liability company

Cannon & Associates, LLC, a Delaware limited liability company

VTA Management Services, LLC, a Delaware limited liability company

VTA Staffing Services, LLC, a Delaware limited liability company

RehabCare Hospital Holdings, LLC, a Delaware limited liability company

Clear Lake Rehabilitation Hospital, LLC, a Delaware limited liability company

Lafayette Specialty Hospital, LLC, a Delaware limited liability company

Tulsa Specialty Hospital, LLC, a Delaware limited liability company

Northland LTACH, LLC, a Delaware limited liability company

Central Texas Specialty Hospital, LLC, a Delaware limited liability company

CTRH, LLC, a Delaware limited liability company

St. Luke’s Rehabilitation Hospital, L.L.C., a Delaware limited liability company

Greater Peoria Specialty Hospital, L.L.C., a Delaware limited liability company

Rhode Island Specialty Hospital, L.L.C., a Delaware limited liability company

The Specialty Hospital, L.L.C., a Georgia limited liability company

Dallas LTACH, L.L.C., a Delaware limited liability company

Triumph Rehabilitation Hospital Northern Indiana, LLC, an Indiana limited liability company

Triumph Rehabilitation Hospital of Northeast Houston, LLC, a Delaware limited liability company

Triumph Hospital Northwest Indiana, Inc., a Missouri corporation

Triumph Healthcare Holdings, Inc., a Delaware corporation

New Triumph Healthcare of Texas, LLC, a Texas limited liability company

Triumph Healthcare Third Holdings, LLC, a Delaware limited liability company

Triumph Healthcare Second Holdings, LLC, a Delaware limited liability company

New Triumph Healthcare, Inc., a Delaware corporation

SCCI Health Services Corporation, a Delaware corporation

SCCI Hospital Ventures, Inc., a Delaware corporation

SCCI Hospitals of America, Inc., a Delaware corporation

SCCI Hospital-El Paso, Inc., a Delaware corporation

SCCI Hospital-Mansfield, Inc., a Delaware corporation

SCCI Hospital-Easton, Inc., a Delaware corporation

Tucker Nursing Center, Inc., a Georgia corporation

Specialty Healthcare Services, Inc., a Delaware corporation

Southern California Specialty Care, Inc., a California corporation

Specialty Hospital of Cleveland, Inc., an Ohio corporation

Specialty Hospital of Philadelphia, Inc., a Pennsylvania corporation

Specialty Hospital of South Carolina, Inc., a South Carolina corporation

JB Thomas Hospital, Inc., a Massachusetts corporation

THC - Chicago, Inc., an Illinois corporation

THC - North Shore, Inc., an Illinois corporation

THC - Houston, Inc., a Texas corporation

THC - Orange County, Inc., a California corporation

THC - Seattle, Inc., a Washington corporation

Transitional Hospitals Corporation of Indiana, Inc., an Indiana corporation

Transitional Hospitals Corporation of Louisiana, Inc., a Louisiana corporation

Transitional Hospitals Corporation of New Mexico, Inc., a New Mexico corporation

Transitional Hospitals Corporation of Nevada, Inc., a Nevada corporation

Transitional Hospitals Corporation of Tampa, Inc., a Florida corporation

Transitional Hospitals Corporation of Texas, Inc., a Texas corporation

Transitional Hospitals Corporation of Wisconsin, Inc., a Wisconsin corporation

Partnerships

Kindred Hospitals Limited Partnership, a Delaware limited partnership

Kindred Nursing Centers Limited Partnership, a Delaware limited partnership

Kindred Nursing Centers Central Limited Partnership, a Delaware limited partnership

Foothill Nursing Company Partnership, a California general partnership

Fox Hill Village Partnership, a Massachusetts general partnership

Starr Farm Partnership, a Vermont general partnership

Hillhaven-MSC Partnership, a California general partnership

New Triumph Healthcare, LLP, a Texas limited partnership

Northridge Surgery Center, Ltd., a California limited partnership

Northridge Surgery Center Development Ltd., a California limited partnership

RehabCare Group of Midland, LP, a Texas limited partnership

RehabCare Group of Arlington, LP, a Texas limited partnership

RehabCare Group of Amarillo, LP, a Texas limited partnership

Triumph Hospital of North Houston, L.P., a Texas limited partnership

Triumph Hospital of East Houston, L.P., a Texas limited partnership

Triumph Medical Plaza, L.P., a Texas limited partnership

Triumph Southwest, L.P., a Texas limited partnership